UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2010

VOLCANO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 Valley Centre Drive, Suite 200 San Diego, California		92130
(Address of principal executive offices)		(Zip Code)

(800) 228-4728

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of previous independent registered public accounting firm:

On May 5, 2010, the Audit Committee of the Board of Directors of Volcano Corporation, or the Company, dismissed Ernst & Young LLP, or Ernst & Young, as the Company’s independent registered public accounting firm. Ernst & Young had served as the Company’s independent registered public accounting firm since 2002.

The Audit Committee conducted a competitive process to select a firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Ernst & Young’s reports on the financial statements for the fiscal years ended December 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2009 and 2008 and through May 5, 2010, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements for such years. During the fiscal years ended December 31, 2009 and 2008 and through May 5, 2010, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company requested that Ernst & Young provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Ernst & Young agrees with the above disclosures, which were previously disclosed in Item 5 of the Company’s Form 10-Q filed with the Securities and Exchange Commission on May 7, 2010. A copy of Ernst & Young’s letter, dated May 7, 2010, is attached as Exhibit 16.1 to this Form 8-K.

Engagement of new independent registered public accounting firm:

On May 5, 2010, the Audit Committee engaged KPMG LLP, or KPMG, as the Company’s independent registered public accounting firm.

During the years ended December 31, 2009 and 2008, and through May 5, 2010, neither the Company nor anyone on the Company’s behalf has consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)

No.	Description
16.1	Letter to the Securities and Exchange Commission, dated May 7, 2010, from Ernst & Young LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCANO CORPORATION

By:	/s/ John T. Dahldorf
John T. Dahldorf
Chief Financial Officer

Date: May 13, 2010